UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

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SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 19, 2019, SAExploration Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  Of the 4,290,697 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 3,116,697 shares were present either in person or by proxy.

The following describes the matter considered by the Company’s stockholders at the Annual Meeting and the results of the votes cast thereupon:

Proposal 1. To elect six directors to the Company’s Board of Directors serving until the next Annual Meeting to be held in 2020.

Nominee	For	Withhold	Broker Non-Vote
Jeff Hastings	1,786,194	25,234	1,305,269
Brian Beatty	1,764,386	47,042	1,305,269
L. Melvin Cooper	1,708,490	102,938	1,305,269
Gary Dalton	1,764,792	46,636	1,305,269
Michael Faust	1,780,449	30,979	1,305,269
Alan B. Menkes	1,786,281	25,147	1,305,269

Proposal 2. To vote on a non–binding resolution regarding the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Vote
1,669,105	133,166	9,157	1,305,269

Proposal 3. To vote on a non–binding resolution regarding the frequency with which the Company will hold an advisory stockholders vote to approve executive compensation.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
1,446,084	2,855	81,193	281,296	1,305,269

Proposal 4. To vote on a proposal to ratify the selection of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain
3,073,419	22,592	20,686

As a result, the stockholders of the Company (i) elected the six nominees as directors of the Company; (ii) approved a non–binding resolution regarding the compensation of the named executive officers; (iii) approved a non–binding resolution to hold an advisory stockholders vote every year to approve executive compensation; and (iv) ratified the selection of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Item 8.01. Other Events.

On June 11, 2019, the Company issued a press release announcing the completion of the largest shallow water ocean bottom marine project in the Company’s history.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference into this Form 8–K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1  Press Release dated June 11, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2019 SAExploration Holdings, Inc.

By: /s/ Brent Whiteley

Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

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